                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   ----------

         Date of Report (Date of earliest event reported): July 29, 2003

                           BAUSCH & LOMB INCORPORATED

             (Exact name of registrant as specified in its charter)

         New York                      1-4105             16-0345235
    (State or other jurisdiction    (Commission          (I.R.S. Employer
    of incorporation)              File Number)         Identification No.)

    One Bausch & Lomb Place, Rochester, NY                14604-2701
   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (585) 338-6000

ITEM 5.  OTHER EVENTS

     On July 29, 2003, Bausch & Lomb Incorporated entered into an Underwriting Agreement with Citigroup Global Markets Inc. and Fleet Securities, Inc., pursuant to which the underwriters will purchase $50,000,000 principal amount of 5.90% Senior Notes due 2008 (the "Notes"), to be issued pursuant to an Indenture, dated as of September 1, 1991, between Bausch & Lomb and Citibank, N.A., as trustee, as amended by Supplemental Indenture No. 1, dated May 13, 1998, Supplemental Indenture No. 2, dated July 29, 1998, Supplemental Indenture No. 3, dated November 21, 2002 and Supplemental Indenture No. 4, dated August 1, 2003, providing for the issuance of the Notes. The Underwriting Agreement and Supplemental Indenture No. 4 are filed as exhibits to this report.

     On July 31, 2003, Bausch & Lomb filed with the Securities and Exchange Commission a Prospectus Supplement, dated July 29, 2003, supplementing its Prospectus, dated July 11, 2002, which form a portion of Bausch & Lomb's registration statement on Form S-3 (No. 333-90468) covering certain securities, including debt securities. The opinion of Bausch & Lomb's general counsel on the validity of the issuance of the Notes is filed as an exhibit to this report.

     On July 29, 2003, Bausch & Lomb Incorporated entered into a Purchase Agreement with Citigroup Global Markets Inc., Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, Fleet Securities, Inc., McDonald Investments Inc., HSBC Securities (USA) Inc. and U.S. Bancorp Piper Jaffray Inc. pursuant to which the Initial Purchasers will purchase $140,000,000 principal amount of Floating Rate Convertible Senior Notes due 2023 and pursuant to which the Company granted to the Initial Purchasers an option to purchase up to $20,000,000 additional original principal amount of such notes (the "Convertible Notes"), to be issued pursuant to an Indenture, dated as of September 1, 1991, between Bausch & Lomb and Citibank, N.A. as trustee, as amended by Supplemental Indenture No. 1, dated May 13, 1998, Supplemental Indenture No. 2, dated July 29, 1998, Supplemental Indenture No. 3, dated November 21, 2002 and Supplemental Indenture No. 4, dated August 1, 2003, and Supplemental Indenture No. 5 dated August 4, 2003, providing for the issuance of the Convertible Notes. The Purchase Agreement, Supplemental Indenture No. 5 and a Registration Rights Agreement entered into in connection with the transaction are filed as exhibits to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements of businesses acquired - Not Applicable

(b)  Pro forma financial information - Not Applicable

(c)       Exhibits.

          In connection with these transactions, the Registrant is filing the following exhibits:

          1.1 Underwriting Agreement, dated July 29, 2003, between Bausch & Lomb Incorporated and Citigroup Global Markets Inc. and Fleet Securities, Inc. (filed herewith).

          1.2 Purchase Agreement, dated July 29, 2003, between Bausch & Lomb Incorporated, Citigroup Global Markets Inc., Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, Fleet Securities, Inc., McDonald Investments Inc., HSBC Securities (USA) Inc. and U.S. Bancorp Piper Jaffray Inc. (filed herewith).

          4.1 Supplemental Indenture No. 4, dated August 1, 2003, between Bausch & Lomb Incorporated and Citibank N.A., including form of Global Note (filed herewith).

          4.2 Supplemental Indenture No. 5, dated August 4, 2003, between Bausch & Lomb Incorporated and Citibank N.A., including form of Global Note (filed herewith).

          4.3 Registration Rights Agreement, dated August 4, 2003, between Bausch & Lomb Incorporated and Citigroup Global Markets Inc., Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, Fleet Securities, Inc., McDonald Investments Inc., HSBC Securities (USA) Inc. and U.S. Bancorp Piper Jaffray Inc. (filed herewith).

          5.1 Opinion of General Counsel to Bausch & Lomb as to the validity of the issuance of the Notes (filed herewith).

          23.1 Consent of General Counsel (contained in Exhibit 5.1).

          Exhibits 1.1, 4.1 and 5.1 are incorporated by reference into Bausch & Lomb's Registration Statement on Form S-3 No. 333-90468.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BAUSCH & LOMB INCORPORATED
Dated: August 6, 2003

                                        /s/ Alan H. Resnick
                                       ---------------------------------------
                                       Alan H. Resnick
                                       Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit                                                      Location
-------------------------------------------------------      -------------------
1.1 Underwriting Agreement, dated July 29, 2003 between
Bausch & Lomb Incorporated, Citigroup Global Markets
Inc. and Fleet Securities Inc.                               Filed herewith

1.2 Purchase Agreement, dated July 29, 2003, between
Bausch & Lomb Incorporated and Citigroup Global Markets
Inc., Goldman Sachs & Co., Morgan Stanley & Co.
Incorporated, Fleet Securities, Inc., McDonald
Investments Inc., HSBC Securities (USA) Inc. and U.S.
Bancorp Piper Jaffray Inc.                                   Filed herewith

4.1 Supplemental Indenture No. 4, dated August 1, 2003,
between Bausch & Lomb Incorporated and Citibank N.A.,
as trustee including form of Global Note                     Filed herewith.

4.2 Supplemental Indenture No. 5, dated August 4, 2003,
between Bausch & Lomb Incorporated and Citibank N.A.,
as trustee including form of Global Note                     Filed herewith.

4.3 Registration Rights Agreement, dated August 4, 2003
between Bausch & Lomb Incorporated and Citigroup Global
Markets Inc., Goldman Sachs & Co., Morgan Stanley & Co.
Incorporated, Fleet Securities, Inc., McDonald
Investments Inc., HSBC Securities (USA) Inc. and U.S.
Bancorp Piper Jaffray Inc.                                   Filed herewith

5.1 Opinion of General Counsel to Bausch & Lomb as to
the validity of the issuance of the Notes                    Filed herewith.

23.1 Consent of General Counsel                              Contained in Exhibit 5.1.